EXECUTION

                              SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of April 1, 1997, among SLM International, Inc., a Delaware corporation (the "Company"), #1 Apparel, Inc., a Delaware corporation ("#1 Apparel"), Maska U.S., Inc., a Vermont corporation ("Maska U.S."), SLM Trademark Acquisition Corp., a Delaware corporation ("Acquisition"), Sport Maska Inc., a corporation under the New Brunswick Business Corporations Act ("Maska"), #1 Apparel Canada Inc., a corporation under the New Brunswick Business Corporations Act ("#1 Apparel Canada") SLM Trademark Acquisition Canada Corporation/Corporation D'Acquisition De Marque De Commerce SLM Canada, a corporation under the New Bruswick Business Corporations Act ("TACC"; TACC, the Company, #1 Apparel, Maska U.S., Acquisition, Maska and #1 Apparel Canada are each sometimes referred to herein as a "Grantor" and collectively as the "Grantors") and The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, as trustee and collateral agent (the "Trustee") for the Holders referred to in the Senior Secured Note Indenture dated as of the date hereof, among the Company, as issuer, the Guarantors named therein, as guarantors, and the Trustee (as supplemented or modified from time to time in accordance with its terms, the "Indenture"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Indenture.

     The Holders have agreed to acquire the Securities pursuant to, and subject to the terms and conditions of, the Indenture. Pursuant to the terms of the Indenture, the Grantors are required to execute and deliver a security agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Securities (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Company, would accrue on such obligations, whether or not a claim is allowed against the Company for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for redemption or otherwise, (b) all obligations of the Grantors at any time and from time to time under this Agreement and (c) all other obligations of the Grantors at any time and from time to time under the Indenture and the Collateral Documents).

     Accordingly, the Grantors and the Trustee hereby agree as follows:

     1. Definitions of Terms Used Herein. As used herein, the following terms shall have the following meanings:


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     (a) "Accounts Receivable" shall mean (i) all of any Grantor's present and future accounts, general intangibles, chattel paper and instruments, as such terms are defined in the UCC as in effect in the State of New York ("NYUCC"),
(ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Trustee from or for any Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the deposits (general or special) of any Grantor, balances, sums and credits with, and all of the Grantors' claims against the Trustee at any time existing, (iii) all of any Grantor's right, title and interest, and all of any Grantor's rights, remedies, security and Liens, in, to and in respect of any accounts receivable, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to accounts receivable, deposits or other security for the obligation of any account debtor, and credit and other insurance, (iv) all of any Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts receivable, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any account receivable, and all returned, reclaimed or repossessed goods and (v) all claims, demands, loans, and advances at any time existing, and all interest accrued or that may hereafter accrue thereon, of any Grantor against any other Grantor.

     (b) "Collateral" shall mean all (i) Accounts Receivable, (ii) Documents,
(iii) Equipment, (iv) General Intangibles, (v) Inventory, (vi) Proceeds, (vii) Investment Property, (viii) Contract Rights and (ix) Deposit Accounts, in each case, wherever located and whether now owned or hereafter acquired or existing.

     (c) "Contract Rights" shall mean all agreements to which any Grantor is a party, as each such agreement may be amended, supplemented or otherwise modified from time to time, including without limitation (i) all rights of such Grantor to receive moneys due under or pursuant to the Contract Rights, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Contract Rights, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Contract Rights, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Contract Rights, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, but excluding those license agreements between each of Maska U.S., #1 Apparel and Maska with National Hockey League Enterprises, Inc., its Canadian counterpart and their affiliates.

     (d) "Deposit Accounts" shall mean all deposit accounts of any Grantor, including without limitation all deposit accounts maintained with Trustee.


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     (e) "Documents" shall mean all instruments, files, records, ledger sheets, documents, computer programs, tapes, disks and related data processing software covering or relating to any of the Collateral.

     (f) "Equipment" shall mean all of any Grantor's machinery, equipment, vehicles, furniture and fixtures and all attachments, accessories and equipment now or hereafter owned or acquired in such Grantor's business or used in connection therewith, and all substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired by any Grantor.

     (g) "General Intangibles" shall mean all of any Grantor's present and future general intangibles of every kind and description, including (without limitation) patents, patent applications, trade names and trademarks and the goodwill of the business symbolized thereby, national, provincial, Federal, state and local tax refund claims of all kinds.

     (h) "Inventory" shall mean all of any Grantor's right, title and interest in and to raw materials, work in process, finished goods and other goods and all other inventory (as such term is defined in the NYUCC), whether now owned or hereafter acquired, all wrapping, packaging, advertising and shipping materials, and any documents relating thereto and all negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title").

     (i) "Investment Property" shall mean all of any Grantor's right, title and interest in and to all present and future securities, security entitlements and securities accounts.

     (j) "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by the Trustee or any of the Holders pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable.

     2. Security Interests. As security for the payment or performance, as the case may be, of the Secured Obligations, the Grantors hereby create and grant to the Trustee, its successors and its assigns, for its own benefit and for the pro rata benefit of the Holders, their successors and their assigns, a security interest in the Collateral (the "Security Interest"). Without limiting the foregoing, to the extent permitted by law, the Trustee is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of

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perfecting, confirming, continuing, enforcing or protecting the Security
Interest, naming the Grantors as debtors and the Trustee as secured party, without the signature of any Grantor.

     The Grantors agree at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

     3. Further Assurances. Each Grantor jointly and severally agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents, mark conspicuously each item of chattel paper included in the Accounts Receivable, each agreement related thereto, and, at the request of the Trustee, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Trustee indicating that such Collateral is subject to the security interest granted hereby and take all such other actions as the Trustee may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby, including, without limitation, the payment of any reasonable fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith. Subject to the Intercreditor Agreement, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Trustee, accompanied by a note power undated and executed in blank in form and substance reasonably satisfactory to the Trustee. Each Grantor agrees to notify the Trustee prior to any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records relating to the Accounts Receivable or any chattel paper evidencing the Accounts Receivable owned by it and the location of any other Collateral. Each Grantor agrees promptly to notify the Trustee if any material portion of the Collateral is damaged or destroyed.

     4. Inspection and Verification. In accordance with Section 414 of the Indenture, the Trustee and any authorized representatives designated by the Trustee shall have the right, upon reasonable notice (which may be telephonic), at all reasonable times, to inspect the Collateral owned by such Grantor, all records related thereto (and to make extracts and copies from such records at Trustee's expense where so provided in Section 414 of the Indenture), and the premises upon which any such Collateral is located, to discuss such Grantor's affairs with the officers as such Grantor shall deem appropriate and such Grantor's independent public accountants, as applicable, and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of or any other matter relating to, such Collateral, including, in the case of Accounts Receivable or other Collateral in the possession of a third Person, upon the occurrence and during the continuance of an Event of Default contacting account debtors and third Persons possessing such Collateral. The Trustee shall have the absolute right to share any information it gains from such inspection or verification with any or all of the Holders.


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     5. Taxes; Encumbrances. At its option, the Trustee may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Indenture, and may pay for the maintenance and preservation of the Collateral to the extent a Grantor fails to do so as required by the Indenture, and each Grantor agrees to reimburse the Trustee on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that the Trustee shall not discharge such taxes, liens, security interests or other encumbrances or pay for such maintenance or preservation prior to the occurrence and continuance of an Event of Default unless the Trustee shall have requested the applicable Grantor to discharge such taxes, liens, security interest or other encumbrances or pay such amounts (to the extent required by this Agreement or the Indenture) and such Grantor shall have failed or refused to do so within such period of time as shall have been specified by the Trustee in such notice; and provided, further, that nothing in this Section 5 shall be interpreted as excusing a Grantor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenances as set forth herein or in the Indenture.

     6. Assignment of Security Interest. If at any time a Grantor shall take and perfect a security interest in any property of an account debtor or any other Person to secure payment and performance of an Account Receivable, such Grantor shall promptly assign such security interest to the Trustee. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other Person granting the security interest.

     7. Representations and Warranties. Each Grantor represents and warrants to the Trustee, as to itself and the Collateral owned by it, that:

     (a) Title and Authority. It has (i) rights in and good title to the Collateral in which it is granting a security interest hereunder and (ii) the requisite power and authority to grant to the Trustee the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

     (b) Filing. Fully executed UCC financing statements containing a description of the Collateral shall have been, or shall be delivered to the Trustee in a form such that they can be, filed of record in each applicable governmental, municipal or other office in every jurisdiction in which any portion of the Collateral is located as may be necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Trustee, for the benefit of the Holders, in respect of the Collateral in which a security interest may be perfected by filing a UCC Financing Statement in the United States and its territories and possessions or any other jurisdictions, and no further or subsequent filings,


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refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of UCC continuation statements.

     (c) Validity of Security Interest. Except as otherwise permitted under the Indenture, the Security Interest constitutes a valid, legal and, upon the filing of applicable UCC financing statements in the applicable jurisdictions, perfected first priority security interest in all of the Collateral in which a security interest may be perfected by filing a UCC financing statement in the United States for payment and performance of the Secured Obligations.

     (d) Information Regarding Names. It has disclosed in writing to the Trustee any trade names used to identify it in its business or in the ownership of its properties.

     (e) Absence of Other Liens. The Collateral is owned by it free and clear of any Lien of any nature whatsoever, except as granted pursuant to this Agreement and as permitted by the Indenture, and, except as provided by paragraph (b) of this Section 7, no financing statement has been filed, under the UCC as in effect in any state or otherwise, covering any Collateral except as permitted under Section 412 of the Indenture.

     (f) Reserved.

     (g) Survival of Representations and Warranties. All representations and warranties of the Grantors contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 28.

     8. Records of Accounts Receivable; Physical Count of Inventory; Etc..
     (a) Each Grantor will provide the Trustee with such further schedules and/ or information respecting each Account Receivable as the Trustee may reasonably require.

     (b) Each Grantor shall conduct a physical count of its Inventory not less than once each Fiscal Year and, upon the occurrence and during the continuance of an Event of Default, at such intervals as the Trustee may reasonably request, and promptly supply the Trustee with a copy of such counts accompanied by a report of the value (based on the lower of cost (on a FIFO basis) or market value) of such Inventory.

     (c) Each Grantor shall cause the Equipment to be maintained and preserved in good repair, working order and condition, reasonable wear and tear excepted, and shall from time to time make or cause to be made all needful and proper repairs, replacements and other improvements in connection therewith.

     (d) Each Grantor shall promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title (other than Inventory which, in the ordinary course of business, is in transit either (A) from a supplier to such Grantor, (B) between the locations


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specified in Schedule I hereto, or (C) to customers of such Grantor), deliver such Negotiable Document of Title to the Trustee.

     (e) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory and other Collateral in accordance with the terms of the Indenture. All insurance covering the Collateral shall include the Trustee as additional insured and loss payee and shall further provide for at least 30 days' prior written notice to the Trustee of the cancellation or substantial modification thereof.

     9. Supplemental Documentation. In connection with the execution and delivery of this Agreement, each Grantor shall furnish or cause to be furnished to the Trustee on or prior to the Closing Date a certificate, substantially in the form of Annex A hereto, signed by an Authorized Officer of such Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of such Grantor in Section 7 are true and correct and that such Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

     10. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all Persons and to defend the Security Interest of the Trustee in such Collateral, and the priority thereof, against any adverse Lien of any nature whatsoever except for Liens permitted pursuant to Section 412 of the Indenture.

     11. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Trustee, and the Holders from any and all such liabilities.

     12. Use and Disposition of Collateral. Except as permitted by the Indenture, no Grantor shall make or permit to be made any assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest. No Grantor shall make or permit to be made any transfer of any Collateral, except Inventory in the ordinary course of business, the transfer by the Company of its shares of #1 Apparel Canada to Maska and as otherwise permitted by the Indenture, and each Grantor shall remain at all times in possession of the Collateral owned by it other than transfers to the Trustee pursuant to the provisions hereof and as otherwise provided in this Agreement or the Indenture. The Security Interest granted herein shall automatically terminate with respect to any item of Collateral that is permitted to be sold, transferred, disposed or pledged pursuant to this Section 12. Subject to Article Six of the Indenture, the Trustee shall promptly take such actions, and execute such releases, termination statements or other instruments as may be reasonably requested by the applicable Grantor to evidence the termination and release contemplated hereby.


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     13. Limitation on Modifications of Accounts Receivable. No Grantor will, without the Trustee's prior written consent, grant any extension of the time of payment of any of its Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, in whole or in part, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises, releases or settlements or releases granted or made in the ordinary course of business.

     14. Reserved.

     15. Remedies upon Default. Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Trustee on demand, and it is agreed that the Trustee shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Trustee's gross negligence or willful misconduct) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the UCC as in effect in any state or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Trustee shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Trustee shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the applicable Grantor, and such Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Trustee shall give the applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the NYUCC) of the Trustee's intention to make any sale of such Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Trustee may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Trustee may (in its sole and absolute discretion) determine. The Trustee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such


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sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Trustee until the sale price is paid in full by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 15, the Trustee may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Trustee may make payment on account thereof by using any claim then due and payable to the Trustee or any Holder from such Grantor as a credit against the purchase price, and the Trustee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Trustee shall be free to carry out such sale pursuant to such agreement, and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Trustee shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. Grantors, jointly and severally, shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Trustee may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     Upon the occurrence and during the continuation of an Event of Default, the Trustee may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from, any deposit accounts maintained with the Trustee constituting part of the Collateral.

     16. Application of Proceeds. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Trustee in accordance with Section 506 of the Indenture.

Upon any sale of the Collateral by the Trustee (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or such officer or be answerable in any way for the misapplication thereof.


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     17. Locations of Collateral; Place of Business. (a) Each Grantor hereby represents and warrants as to itself and the Collateral owned by it that all the Collateral is located at the locations listed on Schedule I hereto and that its federal employer identification number is as set forth on said Schedule. The Grantors agree not to establish, or permit to be established, any other location for Collateral unless all filings have been made under the UCC or similar filings as in effect in any state or other jurisdiction or otherwise which are required for the Trustee to continue to have a valid, legal and perfected first priority security interest in the Collateral in which a security interest may be perfected by such filing.

     (b) Each Grantor confirms that its chief executive office, other offices and the places where Inventory and Equipment are maintained are located as indicated on Schedule I hereto. Each Grantor agrees not to change, or permit to be changed, any such location unless all filings have been made under the UCC or similar filings or otherwise for the Trustee to continue to have a valid, legal and perfected first priority security interest in the Collateral in which a security interest may be perfected by such filing.

     18. Security Interest Absolute. All rights of the Trustee hereunder, the Security Interest, and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Indenture, any Collateral Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Indenture, any Collateral Document or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Lien on other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Grantors, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of the Secured Obligations and subject to
Section 28 hereof).

     19. No Waiver. No failure on the part of the Trustee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Trustee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Trustee and the Holders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     20. Trustee Appointed Attorney-in-Fact. Each Grantor hereby appoints the Trustee the attorney-in-fact of such Grantor upon the occurrence and during the continuance of an Event of Default solely for the purpose of carrying out the provisions of this Agreement and


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taking any action and executing any instrument which the Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

     21. Trustee's Fees and Expenses. The provisions of Sections 503 and 607 of the Indenture with respect to the reimbursement of fees and expenses and indemnification are hereby deemed incorporated herein in their entirety and shall be binding upon each of the Grantors as if set forth herein, and each Grantor, jointly and severally shall be obligated to, (x) upon demand, pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or other disposition of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof, and (y) indemnify the Trustee and the Holders. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The obligations contained in this
Section 21 shall survive the termination of this Agreement or the resignation or removal of the Trustee.

     22. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantors shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Trustee as Collateral under this Agreement, except as contemplated or permitted by this Agreement or the Indenture.

     23. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK CONFLICTS PRINCIPLES).

     24. Notices. All communications and notices hereunder shall be in writing and shall be given (i) in the case of any Grantor organized under the laws of any state of the United States of America in care of Maska U.S., Inc. at 77 Route 25, Pierson Industrial Park, Bradford, Vermont, 05033 (Telecopy No.:
802-222-5781), Attention: Russell David, Vice President-Finance, with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060,
Attention: David W. Pollak, Esq. (Telecopy No. (212) 309-6273), (ii) in case of any Grantor organized under the New Brunswick Business Corporations Act, in care of SLM International, Inc. at 7405 Trans Canada Highway, Suite 300, St. Laurent Quebec H4T 1Z2, Canada (Telecopy No. (514) 331-7061), Attention: Russell David, Vice President-Finance, with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David W. Pollak, Esq. (Telecopy No. (212) 309-6273), and (iii) in the case of the


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


Trustee, The Bank of New York at 101 Barclay Street, 21 West, New York, New York 10286, (Telecopy No.: 212-815-5915) Attention: Corporate Trust Administrator.

     25. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

     26. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     27. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantors shall have been delivered to the Trustee, and the Trustee shall have executed this Agreement.

     28. Termination. This Agreement and the Security Interest shall terminate when all the Secured Obligations have been fully and indefeasibly paid in cash, at which time the Trustee shall execute and deliver to the Grantors all UCC termination statements and similar documents which the Grantor shall reasonably request to evidence such termination; provided, however, that all indemnities of the Grantors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

     29. Intercreditor Agreement. This Agreement, including the right of Trustee to exercise remedies hereunder, shall be subject to the terms and conditions of the Intercreditor Agreement. Notwithstanding the foregoing or any reference to the Intercreditor Agreement herein, each Grantor agrees and acknowledges that neither this Agreement nor the Intercreditor Agreement provides such Grantor with any rights as a third party beneficiary or otherwise.


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                                       12

     IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                             SLM INTERNATIONAL, INC.

                             By:______________________________
                                Name:    Russell David
                                Title:   Vice President-Finance


                             #1 APPAREL, INC.

                             By:______________________________
                                Name:    Russell David
                                Title:   Vice President-Finance


                             MASKA U.S., INC.

                             By:______________________________
                                Name:    Russell David
                                Title:   Vice President-Finance


                             SPORT MASKA INC.

                             By:______________________________
                                Name:    Russell David
                                Title:   Vice President-Finance


                             #1 APPAREL CANADA INC.

                             By:_______________________________
                                Name:    Russell David
                                Title:   Vice President-Finance


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                                       S-1

                             SLM TRADEMARK ACQUISITION CORP.


                             By:______________________________
                                Name:    Russell David
                                Title:   Vice President-Finance

                             SLM TRADEMARK ACQUISITION CANADA
                             CORPORATION/CORPORATION
                             D'ACQUISITION DE MARQUE DE
                             COMMERCE SLM CANADA


                             By:______________________________
                                Name:    Russell David
                                Title:   Vice President-Finance


                             THE BANK OF NEW YORK, as Trustee

                             By:______________________________
                                Name:
                                Title:


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